REMS International Real Estate Value-Opportunity Fund

A series of World Funds Trust

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Supplement dated October 29, 2020

to the Summary Prospectus, Prospectus and Statement of Additional Information

dated May 1, 2020

(as supplemented from time to time)

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It is anticipated that on or about November 23, 2020 (the “Effective Date”), the Investment Advisory Agreement between World Funds Trust (the “Trust”), on behalf of the REMS International Real Estate Value-Opportunity Fund (the “Fund”), and Real Estate Management Services Group, LLC (“REMS") (the “Former Advisory Agreement”) will be assigned to Third Avenue Management, LLC (“TAM”) and the Fund’s name will be changed to “Third Avenue International Real Estate Value Fund.” All references to REMS as it relates to the Fund in the Summary Prospectus, Prospectus and Statement of Additional Information are removed as of the Effective Date.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on October 27, 2020, the Board approved TAM as the interim investment adviser to the Fund pursuant to an interim investment advisory agreement (the “Interim Advisory Agreement”) in accordance with the requirements of Section 15(f) and Rule 15a-4 of the Investment Company Act of 1940. Pursuant to the Interim Advisory Agreement, TAM will provide advisory services to the Fund under the Interim Advisory Agreement until the earlier of: (i) the date on which the Fund’s shareholders approve a new investment advisory agreement (the “New Advisory Agreement”); or (ii) 150 days from the date of the termination of the Former Advisory Agreement. The New Advisory Agreement, if approved by shareholders, will replace the Interim Advisory Agreement. It is anticipated that shareholders of the Fund will receive a proxy statement to approve the New Advisory Agreement within 60 days following the Effective Date. TAM has agreed to maintain the Fund’s current expense limitation arrangements through the term of the Interim Advisory Agreement.

In conjunction with the assumption by TAM of the advisory responsibilities of the Fund, Quentin Velleley, who has served as a portfolio manager to the Fund since the Fund’s inception (March 2014), will assume a similar role with TAM and continue to serve as the Fund’s portfolio manager. Edward W. Turville, Managing Director of REMS, is removed as a co-portfolio manager of the Fund as of the Effective Date.

This Supplement and the Prospectus each provide relevant information for all shareholders and should be retained for future reference. The Summary Prospectus, Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-800-673-0550.